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

                                                                                                                         EXHIBIT 4.1

 CERT. NO.                                          ADERIS PHARMACEUTICALS, INC.                                    ********* SHARES
          ___                                                                                                       _________
                                  Incorporated under the laws of the State of Delaware July 15, 1996

COMMON STOCK                            Authorized Capital Stock: 55,000,000 Shares                              CUSIP:  00686M 10 2

                                          Common Stock: 50,000,000 Shares, $0.001 Par Value
                                         Preferred Stock: 5,000,000 Shares, $0.001 Par Value


         THIS CERTIFIES THAT ************ is the record holder of *********** fully paid and nonassessable shares of the COMMON
STOCK of ADERIS PHARMACEUTICALS, INC. (hereinafter called the "Corporation") transferable on the books of the Corporation by said owner in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.

         This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the
Certificate of Incorporation and all amendments thereto, copies of which are on file at the office of the Transfer Agent, and the holder hereof, by acceptance of this certificate, consents to and agrees to be bound by all of said provisions. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         Witness, the facsimile seal of the Corporation and by facsimile the signatures of its duly authorized officers this ____
day of ________________, 2002.

__________________________________________                                ___________________________________________
Kenneth L. Rice, Jr.                                                      Peter G. Savas
Vice President, Chief Commercial Officer and Secretary                    Chairman, Chief Executive Officer and President
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     The Corporation will furnish without charge to each stockholder who so requests, a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
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
     TEN COM - as tenants in common           UNIF GIFT MIN ACT - __________ Custodian ___________
     TEN ENT - as tenants by the entireties                        (Cust)              (Minor)
     JT TEN  - as joint tenants with right                       under Uniform Gifts to Minors
               of survivorship and not as                        Act
               tenants in common                                    _____________________________
                                                                            (State)
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     Additional abbreviations may also be used though not in the above list.

For value received, ________________________________________________ hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
_____________________________________________

_____________________________________________


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________

____________________________________________________________________ Attorney to

transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

DATED _______________________


                                    ____________________________________________
                           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

_________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.